UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 16, 2008

Everest Re Group, Ltd.

____________________________________________________________________________________________

(Exact name of registrant as specified in its charter)

Bermuda	1-15731	98-0365432

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Wessex House – 2nd Floor 45 Reid Street PO Box HM 845 Hamilton HM DX, Bermuda		Not Applicable

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 441-295-0006

Not Applicable

_____________________________________________________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01              ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 16, 2008, the registrant entered into an Employment Agreement with Mark S. de Saram, Managing Director and CEO of the registrant’s wholly owned subsidiary Everest Reinsurance (Bermuda), Ltd. This Employment Agreement replaces the prior employment agreement entered into on October 31, 2006 between the registrant and Mr. de Saram and which expires on November 1, 2008. A copy of the Employment Agreement is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

Exhibit No.	Description

10.1	Employment Agreement with Mark S. de Saram

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVEREST RE GROUP, LTD.

By: /S/ CRAIG EISENACHER

Craig Eisenacher

Executive Vice President and

Chief Financial Officer

Dated: October 20, 2008

EXHIBIT INDEX

Exhibit

Number	Description of Document	Page No.

10.1	Employment Agreement with Mark S. de Saram	5